EXHIBIT 10.4

PROPERTY PURCHASE AGREEMENT

THIS AGREEMENT (this “Agreement”) is made as of the 1st day of August, 2006,

BETWEEN:

INTERNATIONAL ENERGY RESOURCES INC., a Nevada Corporation

(hereinafter referred to as the “Vendor”)

OF THE FIRST PART,

AND:

SILVER RESERVE CORP., a company incorporated under the laws of the State of Delaware

(hereinafter referred to as the “Purchaser”)

OF THE SECOND PART.

RECITALS

WHEREAS the Vendor is the recorded and beneficial owner of a 100% interest in certain mineral claims (the “Claims”) situated in the State of Nevada more particularly described in Schedule "A" hereto and a milling building and equipment (the “Mill”) described in Schedule “B” hereto, collectively hereinafter referred to as the “Property”;

WHEREAS the Vendor has agreed to sell to the Purchaser all of its right, title and interest in and to the Property.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and subject to the terms and conditions hereafter set out, the parties hereto agree as follows:

1.    PURCHASE AND SALE

1.01  The Vendor hereby sells and transfers to the Purchaser, and the Purchaser hereby buys and accepts from the Vendor, all of the Vendor’s right, title and interest in and to the Property in consideration of the sum of 6,975,000 common shares in the capital of the Purchaser (the “Shares”), to be paid and delivered to the Vendor on closing.

2.    CLOSING DATE

2.01  In this agreement, “Closing Date” means August 31, 2006, or such other date as may be agreed to by the parties hereto.

3.    TRANSFER OF TITLE

3.01  On the Closing Date, the Vendor shall deliver to the Purchaser recordable Bills of Sale or other applicable conveyancing documentation sufficient to affect the transfer of a 100% interest in and to the Property to the Purchaser. Vendor agrees to execute such further documentation as may be necessary or desirable to evidence such transfer of title and/or to record such transfer in appropriate registries, at the request of Purchaser.

4.    RIGHT OF ENTRY

4.01  The Purchaser, its servants, agents and workmen and any persons duly authorized by the Purchaser following execution of this Agreement, shall have the exclusive right to enter upon and carry out work on the Property in such manner as the Purchaser in its sole discretion may deem advisable.

5.    REPRESENTATIONS AND WARRANTIES OF THE VENDOR

5.01  The Vendor hereby represents and warrants to the Purchaser that:

(a)	it is a company in good standing under the laws of the State of Nevada and has the power and authority to enter into this Agreement;

(b)	it is the recorded and beneficial owner of a 100% interest in and to the Property and the Property is not subject to any liens or encumbrances of any kind whatsoever;

(c)
the Claims set out in Schedule “A” and forming part of the Property have been validly located and are now duly recorded and in good standing substantially in accordance with the laws in effect in the jurisdiction in which they are situated;

(d)
the entering into this Agreement does not conflict with any applicable law nor does it conflict with, or result in a breach of or accelerate the performance required by, any contract or other commitment to which it is a party or by which it is bound;

(e)
it has the exclusive right to enter into this Agreement and all necessary authority to assign to the Purchaser all of its right, title and interest in and to the Property in accordance with the terms and conditions of this Agreement;

(f)	the Property is free and clear of all liens and encumbrances and all Claims are in good standing with assessment work filed for, not less than one year following the Closing Date;

(g)
there are no outstanding or, to the best of the Vendor’s information, knowledge and belief, proposed, threatened or contemplated actions or suits which, if successful, would or could affect the market value or ownership of the Property or any portion thereof;

(h)
conditions on and relating to the Property are in compliance with all applicable laws, regulations and orders relating to environmental matters, including, but not limited to, waste disposal and storage and the Vendor is not aware of any conditions with respect to the Property that could give rise to environmental claims that would impair the Purchaser’s title to the Property;

(i)
there are no reclamation liabilities to be carried out in the future, outstanding work orders or actions required to be taken relating to the condition of the Property, or any operations that have been carried out thereon;

(j)	on the Closing Date the Vendor will deliver to the Purchaser copies of all operating reports and other documents and or materials relating to the Property in the Vendor’s possession.

(k)
the Vendor has been informed as to, and is familiar with, the business activities of the Purchaser and its affiliates, and has had an opportunity and proceeded, or waived the opportunity, to (i) review the books and records of the Purchaser and its affiliates and to ask questions of, and receive answers from, appropriate representatives of the Purchaser and its affiliates concerning the Purchaser and its affiliates and the terms and conditions of this Agreement, and (ii) obtain and review all additional information relating to the history and proposed business plan of the Purchaser and its affiliates that it deems necessary.

(l)
the Vendor fully understands that the Shares have not been registered under the Securities Act in reliance upon exemptions therefrom, and, accordingly, to the extent that it is not supplied with the information which would have been contained in a registration statement filed under the Securities Act, it must rely on its own access to such information.

(m)
the Vendor has had an opportunity to obtain and has obtained a general and complete understanding satisfactory to it of the Purchaser, its affiliates and their services, potential assets, finances, and manner of doing business sufficient to permit it to evaluate (i) the Purchaser and its prospects and (ii) the risks and merits of accepting the Shares on payment for the Property.

(n)
the Vendor (i) recognizes that accepting the Shares involves risk, (ii) has carefully considered whether accepting he Shares is appropriate, and (iii) has obtained such individual financial, tax and legal advice as it deems necessary or appropriate to fully understand the risks involved and to evaluate accepting the Shares.

(o)
the Vendor recognizes that it must bear the economic risk involved in accepting the Shares for an indefinite period of time because, among other reasons, the Shares have not been registered under the Securities Act and therefore cannot be sold, pledged, assigned or otherwise disposed of unless (i) they are subsequently registered under the Securities Act or (ii) an exemption from such registration is available and an opinion of counsel acceptable to the Purchaser that the transfer is not in violation of any federal securities act or state securities law is provided to the Purchaser.

(p)
the Vendor recognizes that there is no current market for the Shares; that there can be no assurances that such a market will exist any time in the future and accordingly it may not be able to sell or dispose of any of the Shares even if it had held them for a number of years; that its right to transfer the Shares will be restricted by federal and state securities laws and a legend to this effect will be placed on the certificates representing the Shares and that such laws impose strict limitations upon such transfer; and the Purchaser is under no obligation in connection with the subsequent transfer thereof by it or to aid it in obtaining an exemption from such registration.

(q)	the Vendor acknowledges that the Share certificate representing the purchase price shall be legended with a legend substantially in the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITY UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAWS OR (B) AN

OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS. ANY PURPORTED TRANSFER OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IN ANY MANNER WHICH IS IN VIOLATION OF THE FOREGOING LIMITATIONS IS INVALID AND THE COMPANY WILL NOT TRANSFER SUCH INVALIDLY TRANSFERRED SECURITY ON THE BOOKS OF THE COMPANY.

5.02  The representations and warranties hereinbefore set out are conditions upon which the Purchaser has relied in entering into this Agreement and shall survive the Closing Date by a period of 24 months, except that the representation and warranty of Vendor pursuant to Sections 6.01 (b), (c), (d), (e) and (f) shall survive indefinitely. The Vendor hereby indemnifies and saves the Purchaser harmless from all loss, damage, costs, actions and suits arising out of or in connection with any breach of any representation or warranty made by it and contained in this Agreement.

6.  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

6.01  The Purchaser represents and warrants to the Vendor that:

(a)
it has full corporate power and authority to enter into this Agreement and the entering into of this Agreement does not conflict with any applicable laws or with its charter documents nor does it conflict with, or result in a breach of, or accelerate the performance required by any contract or other commitment to which it is party or by which it is bound;

(b)	the shares to be delivered to the Vendor upon the Closing Date will be duly and validly authorized and issued and non-assessable.

6.02 The representations and warranties hereinbefore set out are conditions upon which the Vendor has relied on entering into this Agreement and shall survive the Closing Date. The Purchaser hereby indemnifies and saves the Vendor harmless from all loss, damage, costs, actions and suits arising out of or in connection with any breach of any representation or warranty made by it and contained in this Agreement.

6.03  The Purchaser accepts, as of the date of this Agreement, responsibility for all ongoing cost of the maintenance of the Property and without limitation shall include the sustaining fees due August 31, 2006.

7.    CONFIDENTIALITY OF INFORMATION

7.01  The parties hereto shall, subject to the exceptions set out hereinafter, treat all data, reports, records and other information relating to this agreement and the Property as confidential. While this Agreement is in effect, no party hereto shall, without the express written consent of the other, disclose to any third party any information concerning the results of the operations hereunder nor issue any press releases concerning this Agreement or its exploration operations except where such disclosure is mandatory under the law or is deemed necessary by the disclosing party's counsel for the satisfaction by the disclosing party of its obligations under applicable securities law, and the disclosing party has, prior to the public disclosure, given the non-disclosing parties a draft copy of the disclosure.

7.03  The Purchaser accepts, as of the date of this Agreement, responsibility for all ongoing cost of the maintenance of the Property and without limitation shall include the sustaining fees due August 31, 2006.

8.    ARBITRATION

8.01  Any controversy between the parties hereto involving any claim arising out of or relating to this Agreement, will be submitted to and be settled by final and binding arbitration in Las Vegas, Nevada, in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association (the “AAA”), and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Such arbitration shall be conducted by three (3) arbitrators chosen by the Vendor and the Purchaser, or failing such agreement, an arbitrator experienced in the sale of similar mineral assets appointed by the AAA. There shall be limited discovery prior to the arbitration hearing as follows: (a) exchange of witness lists and copies of documentary evidence and documents relating to or arising out of the issues to be arbitrated, (b) depositions of all party witnesses, and (c) such other depositions as may be allowed by the arbitrators upon a showing of good cause. Depositions shall be conducted in accordance with the Nevada Code of Civil Procedure, the arbitrator(s) shall be required to provide in writing to the parties the basis for the award or order of such arbitrator(s), and a court reporter shall record all hearings, with such record constituting the official transcript of such proceedings.

9.  NOTICES

9.01  Any notice, election, consent or other writing required or permitted to be given hereunder shall be deemed to be sufficiently given if delivered or if mailed by registered air mail or by fax, addressed as follows:

In the case of the Vendor:

International Energy Resources Inc.
3983, S. McCarran Blvd., Ste 465
Reno, Nevada
89502-7510

In the case of the Purchaser:

Silver Reserve Corp.
1226 White Oaks Blvd., Suite 10A
Oakville, Ontario L6H 2B9
Fax #905-845-6415
Attention: Stafford Kelley

and any such notice given as aforesaid shall be deemed to have been given to the parties hereto if delivered, when delivered, or if mailed, on the tenth business day following the date of mailing, or, if faxed, on the next succeeding day following the faxing thereof PROVIDED HOWEVER that during the period of any postal interruption in either the country of mailing or the country of delivery, any notice given hereunder by mail shall be deemed to have been given only as of the date of actual delivery of the same. Any party may from time to time by notice in writing change its address for the purpose of this paragraph.

10.    GENERAL TERMS AND CONDITIONS

10.01  The parties hereto hereby covenant and agree that they will execute such further agreements, conveyances and assurances as may be requisite, or which counsel for the parties may deem necessary to effectually carry out the intent of this Agreement.

10.02  This Agreement shall represent the entire understanding between the parties with respect to the Property. No representa-tions or inducements have been made save as herein set forth. No changes, alterations, or modifications of this Agreement shall be binding upon either party until and unless an amendment to this Agreement or a memorandum in writing to such effect shall have been signed by all parties hereto.

10.03  The titles to the articles to this Agreement shall not be deemed to form part of this Agreement but shall be regarded as having been used for convenience of reference only.

10.04  The schedules to this Agreement shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein.

10.05  This Agreement shall be governed by and interpreted in accordance with the laws in effect in the State of Delaware.

10.06  This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

10.07 This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing facsimile signature of a party shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

10.08  Time shall be of the essence of this agreement.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

INTERNATIONAL ENERGY RESOURCES INC.

By:  s/ J. Christiansen

Its: President

SILVER RESERVE CORP.

By:  s/ Stafford Kelley

Its: Secretary

SCHEDULE "A"

TO THAT CERTAIN AGREEMENT MADE AS OF THE 1st DAY OF AUGUST, 2006 BETWEEN INTERNATIONAL ENERGY RESOURCES INC., OF THE FIRST PART AND SILVER RESERVE CORP., OF THE SECOND PART

THE “CLAIMS”

1.	NMC - 671448
2.	NMC - 417400
3.	NMC - 417401
4.	NMC - 417402
5.	NMC - 417403
6.	NMC - 417406
7.	NMC - 417407
8.	NMC - 923205
9.	NMC - 923206
10.	NMC - 923207
11.	NMC - 923208
12.	NMC - 923209
13.	NMC - 923210
14.	NMC - 923211
15.	NMC - 923212
16.	NMC - 923213
17.	NMC - 923214
18.	NMC - 923215
19.	NMC - 923216
20.	NMC - 923217
21.	NMC - 923218
22.	NMC - 923219
23.	NMC - 923220
24.	NMC - 923221
25.	NMC - 923222
26.	NMC - 923223
27.	NMC - 923224
28.	NMC - 923225
29.	NMC - 923226

SCHEDULE “B”

Attached to and forming part of the Agreement dated the 1st day of August, 2006, between International Energy Resources Inc. and Silver Reserve Corp.

THE MILL

1.	Office Trailer 10 x 60
2.	Side Trailer 8 x 25
3.	Brother Fax Machine
4.	GE Phones
5.	Typewriter
6.	Watchman’s Trailer
7.	Camper Trailer
8.	Bedding, towels for workers
9.	Misc. Furniture, Beds, etc.
10.	Dodge Car (old)
11.	(6) Propane tanks (2-250 and 4-50)
12.	John Deere Loader, 644B
13.	1000 gallon propane tank
14.	Misc. Lab Equipment (glass/chemicals)
15.	Shop Building
16.	Parts, pipe, misc. Couplings
17.	Welding tanks, carts, hoses
18.	Welder (mill)
19.	Compressor (Stationary Pacemaker)
20.	Compressor (Portable)
21.	Lubes, Oil, Grease
22.	Welding Rod
23.	Portable Shop Trailer
24.	Ford Service Truck
25.	Ford Pickup
26.	(2) Utility Trailers
27.	Railroad type water tank
28.	Kue Ken Crusher
29.	Cone Crusher
30.	(2) Deutz Diesel G. Rupp Skid Mount Pumps
31.	GI Truck (Chev)
32.	(3) Agitator tanks (outside)
33.	(2) Drill Press (CM/Craftsman)
34.	Radial Saw
35.	Tanner Air System
36.	Craftsman Bench Grinder
37.	Water Pump (in shop) Trailer mounted 4 x 4’, gas
38.	(6) Swamp Coolers

39.	(6) New Flood Lights
40.	(3) Assay Ovens
41.	Tilt Furnace
42.	Electric Shop Building
43.	Electric Parts Supply
44.	Pump House
45.	Pump Well
46.	Jaw with Gas Engine, Skid Mount
47.	Feed Hopper with Conveyor
48.	Screen (Tower)
49.	Conveyor to Tower
50.	Conveyor to Feed Bin (2)
51.	Ore Storage Bin
52.	Electrical (Main)
53.	Electrical Outside Panels, Upper and Lower
54.	Filter Press (Outside)
55.	Vacuum System for Press
56.	(2) Tanks (Heated)
57.	(5) Tanks, Mill Inside, Mixing
58.	Electrical, Mill, Inside
59.	Cone Tank, Mill, Inside
60.	Mixing Tank (Lg), Mill, Inside
61.	Mixing Tank (Lg), Mill, Inside
62.	(6) Flot Cells,4 x 4’, Denver
63.	Ball Mill, Mill, Inside, Electric, Marcy w/140 hp motor
64.	Mill Building (Stand Alone)
65.	Filter Press Mill Inside
66.	(2) Conveyors
67.	Air Vacuum Pumps
68.	Screw Conv Mill
69.	Pump Galhager Discharge Ball Mill
70.	Flot Cell 3’x3’ (Mill) (Denver)
71.	Rod (Mill) 14’ x 30’
72.	Heater (Mill)
73.	Flot Air Vacuum (Mill)
74.	Pump, Denver 6” x 6”
75.	Flot Cell, Denver 24”x24”
76.	Shaker Table (Mill) 3’x6’
77.	Cyclone (Krebs) (Mill)
78.	(1) Tank Cone (Mill)
79.	Lincoln Welder, Gas
80.	(1) Ball Mill w/Engine
81.	(1) Jaw Crusher
82.	Conveyor, Outside w/mix Tanak
83.	(2) Fuel Tanks, Storage, Outside, w/stands
84.	40’ Storage Van
85.	Misc. Chemicals in Shed
86.	Assay Furnace (Large)
87.	Misc. Stair w/manways

88.	GMC Flat Bed Truck
89.	Tank, Air Storage, 800 Gal
90.	Shovel Ram (Hydraulic)
91.	Trommel 5’x25’
92.	Bag House
93.	Misc. Electric Motors
94.	Screen Deck 40”x10’ (Grey)
95.	Gallagher Pump
96.	Cage Mill
97.	Trommel, Skid Mount Manchester, 2’x9’
98.	Gallagher 3” Pump
99.	Tsamini Pump, Submersible
100.	Pump, American, 6” w/motor
101.	Pump, Vertical, 2” w/motor
102.	Pump, Misc. 2” w/motor
103.	Pump, High Pressure w/o Motor
104.	Pump, American, 4” w/motor
105.	Hydraulic pump w/tank and stand
106.	Jaw, 5” x 3 w/o motor
107.	Fuel Tank Horizontal Type for Truck
108.	GenSet, GI, Gas
109.	Cone Tank s/Stand
110.	Misc. Steel Pipe
111.	Electro Magnet
112.	28’ Green Living Trailer
113.	Water Well (Main)
114.	Water Well (Secondary)
115.	Water System, Millsite
116.	Water System, Millsite #2
117.	Bucking Room Crusher
118.	Bucking Room Pulverizer
119.	Parts, Tools
120.	Lincoln Portable Welder
121.	Portable Electric Compressor, Harrison M. Ward
122.	Trojan Loader
123.	Fork Lift
124.	Portable Scale s/Conveyors
125.	Banding Equipment w/Supplies
126.	Screen Deck 6’ x 16, Outside
127.	(3) Cyclones on Stands, Krebs
128.	Sala Vertical Pump, 6”
129.	Bucket for Hoe
130.	Cat GenSet, 1800 RPM 75 KW w/Electric Panel
131.	Hopper
132.	Tank, Half, 10’ x 5’
133.	(3) Tanks, 10,000 gal. ea.
134.	Tank, 10,000 Gal
135.	GMC - 2 ton truck (International)

AMENDMENT

Re: Agreement dated the 1st day of August, 2006,

BETWEEN:

INTERNATIONAL ENERGY RESOURCES INC,

AND:

SILVER RESERVE CORP.,

1.    It is agreed that Schedule A shall be amended deleting the #1 Claim NMC- 671448.

2.    All other terms and conditions shall remain the same and time shall remain of the  essence.

Whereas the parties hereto have executed this Amendment as of the 22nd day of September, 2006.

INTERNATIONAL ENERGY RESOURCES INC.

By:  s/ J. Christiansen

Its: President

SILVER RESERVE CORP.

By:  s/ Todd Montgomery

Its: President